UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  August 31, 2017

Date of reporting period:  August 31, 2017

Item 1. Report to Stockholders.

ATAC Inflation Rotation Fund – Investor Class (ATACX)

Annual Report

www.atacfunds.com	August 31, 2017

ATAC INFLATION ROTATION FUND

October 3, 2017

Dear Fellow Shareholders:

On behalf of the Pension Partners team, we would like to thank you for your investment in the ATAC Inflation Rotation Fund.

The goal of the ATAC Inflation Rotation Fund (“ATACX”) is to serve as a strategy which over time can enhance a portfolio’s risk and return characteristics.

By utilizing a buy and rotate approach which uses historical leading indicators of volatility, our Fund places a large emphasis on risk management, seeking to rotate fully into Treasuries in advance of periods of market stress.

For the fiscal year ended August 31, 2017, the ATAC Inflation Rotation Fund returned 16.74% versus a return of 11.54% for the Lipper Flexible Portfolio Fund Index and a return of 9.30% for the ATAC Inflation Rotation Blended Index.

For the fiscal year ended August 31, 2017, ATACX experienced net gains in Emerging Markets, U.S. Small Cap Equities, and Long Duration Treasuries. ATACX experienced net losses in Short Duration U.S. Treasuries and U.S. Large Caps. ATACX’s outperformance relative to its benchmarks can be attributed to concentration in Long Duration Treasuries, Emerging Markets and U.S. Small Caps during periods in which they outperformed the broader U.S. equity and U.S. bond market.

Over a complete market cycle, it is risk management which we believe is the most effective way to compound wealth.  Compounding wealth requires positive returns and the avoidance of large losses – there is simply no other way. Importantly, one must take a longer-term view and evaluate a strategy beyond small samples, understanding the process and role that strategy has in one’s overall asset allocation policy.

Thank you again for your trust and confidence in our distinctive approach to portfolio management.

Sincerely,

Edward M. Dempsey, CFP® & Michael A. Gayed, CFA

ATAC INFLATION ROTATION FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of Pension Partners, LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Fund holdings are subject to change and are not recommendations to buy or sell any security.  Please see the schedule of investments for current holdings.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund invests primarily in Exchange Traded Funds (“ETFs”), it may invest a greater percentage of its assets in the securities of a single issuer and therefore could be considered non-diversified. If the Fund invests a greater percentage of its assets in the securities of a single issuer, its value may decline to a greater degree than if the Fund held were a more diversified mutual fund. The Fund is expected to have a high portfolio turnover ratio which has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains. This means that investors will be likely to have a higher tax liability. Because the Fund invests in Underlying ETFs an investor will indirectly bear the principal risks of the Underlying ETFs, including but not limited to, risks associated with investments in ETFs, large and smaller companies, real estate investment trusts, foreign securities, non-diversification, high yield bonds, fixed income investments, derivatives, leverage, short sales and commodities. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.

All investing involves risks. Investing in emerging markets has more risk such as increased volatility, relatively unstable governments; social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investing in small cap companies involve additional risks such as limited liquidity and greater volatility than large companies.

Diversification does not assure a profit or protect against loss in a declining market.

The Inflation Rotation Blended Index consists of 50.00% Bloomberg Barclays Aggregate Bond Index, 33.33% Russell 3000® Index, and  16.67% Russell Global Emerging Markets Index. The Bloomberg Barclays Aggregate Bond Index is an index composed of the total U.S. investment-grade bond market. The Russell 3000® Index is composed of 3000 large U.S. companies, as determined by market capitalization. The Russell Global Emerging Markets Index measures the performance of emerging countries’ equity markets based on all investable equity securities. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Flexible Portfolio Fund Index is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

One may not directly invest in an index.

The report must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

ATAC INFLATION ROTATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2017

	1 Year	3 Year	Since Inception(1)
ATAC Inflation Rotation Fund	16.74%	4.76%	6.30%
ATAC Inflation Rotation Blended Index(2)	9.30%	5.06%	6.86%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	0.49%	2.64%	2.27%
Russell 3000® Index(4)	16.06%	9.08%	13.92%
Russell Global Emerging Markets Index(5)	23.78%	3.01%	5.90%
Lipper Flexible Portfolio Funds Index(6)	11.54%	4.19%	7.38%

(1)	September 10, 2012.
(2)
The ATAC Inflation Rotation Blended Index consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 33.33% Russell 3000® Index, and 16.67% Russell Global Emerging Markets Index. This Index cannot be invested in directly.

(3)	The Bloomberg Barclays U.S. Aggregate Bond Index is an index composed of the total U.S. investment-grade bond market. This Index cannot be invested in directly.
(4)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This Index cannot be invested in directly.
(5)	The Russell Global Emerging Markets Index measures the performance of emerging countries’ equity markets based on all investable equity securities. This Index cannot be invested in directly.
(6)
The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.  This Index cannot be invested in directly.

ATAC INFLATION ROTATION FUND

Asset Allocation (Unaudited)
as of August 31, 2017(1)
(% of total investments)

Fund Holdings (Unaudited)
as of August 31, 2017(1)
(% of net assets)

iShares 20+ Year Treasury Bond Fund	60.7%
iShares 7-10 Year Treasury Bond Fund	28.1%
Vanguard Extended Duration Treasury Fund	5.1%
PIMCO 25+ Year Zero Coupon U.S. Treasury Fund	5.1%

(1)	Fund holdings and asset allocation are subject to change and are not recommendations to buy or sell any security.

ATAC INFLATION ROTATION FUND

Expense Example (Unaudited)
August 31, 2017

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 – August 31, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (3/1/2017)	Value (8/31/2017)	(3/1/2017 to 8/31/2017)
Investor Class Actual(2)(3)	$1,000.00	$1,047.60	$10.94
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,014.52	$10.76

(1)	Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 2.12%, multiplied by the average account value over the period, 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended August 31, 2017 of 4.76%.
(3)	Excluding interest expense, the actual expenses would be $8.98.
(4)	Excluding interest expense, the hypothetical expenses would be $8.84.

ATAC INFLATION ROTATION FUND

Schedule of Investments
August 31, 2017

Description	Shares	Value
EXCHANGE-TRADED FUNDS – 99.0%
iShares 20+ Year Treasury Bond Fund*	417,606	$53,449,392
iShares 7-10 Year Treasury Bond Fund*	228,638	24,747,777
PIMCO 25+ Year Zero Coupon U.S. Treasury Fund	37,012	4,461,971
Vanguard Extended Duration Treasury Fund	36,749	4,470,148
Total Exchange-Traded Funds
(Cost $85,322,558)		87,129,288

SHORT-TERM INVESTMENT – 0.7%
Invesco Treasury Portfolio, Institutional Class, 0.90%^
(Cost $606,104)	606,104	606,104
Total Investments – 99.7%
(Cost $85,928,662)		87,735,392
Other Assets and Liabilities, Net – 0.3%		281,240
Total Net Assets – 100.0%		$88,016,632

*
Fair Value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	The rate shown is the annualized seven day effective yield as of August 31, 2017.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Assets and Liabilities
August 31, 2017

ASSETS:
Investments, at value:
(Cost: $85,928,662)	$87,735,392
Interest receivable	1,705
Receivable for capital shares sold	522,206
Prepaid expenses	18,547
Total assets	88,277,850

LIABILITIES:
Payable to investment adviser	85,576
Payable for capital shares redeemed	103,378
Payable for fund administration & accounting fees	13,637
Payable for compliance fees	2,004
Payable for transfer agent fees & expenses	9,664
Payable for custody fees	2,258
Payable for trustee fees	564
Payable for interest expense	823
Accrued expenses	21,730
Accrued distribution fees	21,584
Total liabilities	261,218

NET ASSETS	$88,016,632

NET ASSETS CONSIST OF:
Paid-in capital	$86,711,985
Accumulated undistributed net investment loss	(502,083)
Net unrealized appreciation on investments	1,806,730
Net Assets	$88,016,632

Shares outstanding, unlimited number of shares authorized without par value	2,798,663

Net asset value, redemption price and offering price per share	$31.45

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Operations
For the Year Ended August 31, 2017

INVESTMENT INCOME:
Dividend income	$1,157,389
Interest income	9,512
Total investment income	1,166,901

EXPENSES:
Investment adviser fees (See Note 4)	1,003,862
Distribution fees (See Note 5)	200,772
Fund administration & accounting fees (See Note 4)	83,140
Transfer agent fees & expenses (See Note 4)	60,817
Federal & state registration fees	24,170
Audit fees	15,983
Custody fees (See Note 4)	12,818
Postage & printing fees	11,311
Compliance fees (See Note 4)	10,816
Trustee fees (See Note 4)	9,708
Legal fees	7,088
Other	7,446
Total expenses before interest expense	1,447,931
Interest expense (See Note 9)	411,927
Total expenses before waiver	1,859,858
Less: waiver from investment adviser	(50,555)
Net expenses	1,809,303

NET INVESTMENT LOSS	(642,402)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	12,750,018
Net change in unrealized appreciation on investments	(12,746)

Net realized and unrealized gain on investments	12,737,272

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,094,870

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
OPERATIONS:	August 31, 2017	August 31, 2016
Net investment loss	$(642,402)	$(688,531)
Net realized gain (loss) on investment transactions	12,750,018	(3,053,674)
Capital gain distributions from
regulated investment companies	—	53,843
Net change in unrealized appreciation on investments	(12,746)	1,718,642
Net increase (decrease) in net assets resulting from operations	12,094,870	(1,969,720)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,379,676	42,863,585
Payments for shares redeemed	(33,870,103)	(41,468,348)
Redemption fees (See Note 11)	2,464	15,566
Net increase (decrease) in net assets resulting
from capital share transactions	(7,487,963)	1,410,803

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,606,907	(558,917)

NET ASSETS:
Beginning of year	83,409,725	83,968,642
End of year, including accumulated undistributed net
investment loss of $(502,083) and $(532,493), respectively	$88,016,632	$83,409,725

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Cash Flows

Year Ended
August 31, 2017
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$12,094,870

Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Purchases of investments	(2,103,919,297)
Proceeds from sales of investments	2,139,507,476
Purchases and sales of short-term investments, net	(300,199)
Changes in operating assets and liabilities:
Increase in interest receivable	(1,490)
Increase in prepaid expenses	(2,009)
Decrease in interest on loan payable	(63,089)
Increase in payable to investment adviser	2,306
Decrease in accrued interest expense	(841)
Increase in other expenses	2,038
Net change in unrealized appreciation of investments	12,746
Net realized gain	(12,750,018)
Net cash provided by operating activities	34,582,493

Cash flows provided by (used for) financing activities:
Proceeds from shares sold(a)	25,933,222
Cost of shares redeemed(b)	(33,815,715)
Loan borrowings	132,632,000
Loan repayments	(159,332,000)
Net cash used for financing activities	(34,582,493)
Net change in cash	—

Cash:
Beginning of year	—
End of year	$—
Supplemental disclosure of cash flow and non-cash information:
Interest paid	$475,857

(a)	Includes an increase in receivable for capital shares sold of $446,454.
(b)	Includes an increase in payable for capital shares redeemed of $51,924.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

					For the Period
					Inception(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Through
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
PER SHARE DATA(2):
Net asset value, beginning of period	$26.94	$26.46	$27.43	$28.33	$25.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.23)	(0.21)	0.05	0.33	(0.28)
Net realized and unrealized
gains (losses) on investments(4)	4.74	0.69	(0.94)	0.48	3.78
Total from
investment operations	4.51	0.48	(0.89)	0.81	3.50

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.09)	(0.35)	(0.22)
From net realized gains	—	—	—	(1.37)	—
Total distributions	—	—	(0.09)	(1.72)	(0.22)
Paid in capital from redemption fees	— (5)	— (5)	0.01	0.01	0.05

Net asset value, end of period	$31.45	$26.94	$26.46	$27.43	$28.33

TOTAL RETURN(6)	16.74%	1.81%	-3.17%	3.05%	14.28%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$88.0	$83.4	$84.0	$102.8	$129.6

Ratio of expenses to average net assets(7)(8):
Before expense waiver	2.31%	2.09%	2.12%	1.89%	1.93%
After expense waiver	2.25%	2.02%	2.04%	1.86%	1.75%

Ratio of expenses excluding interest
expenses to average net assets(7)(8):
Before expense waiver	1.80%	1.81%	1.82%	1.77%	1.93%
After expense waiver	1.74%	1.74%	1.74%	1.74%	1.75%

Ratio of net investment income (loss)
to average net assets(7)(8):
Before expense waiver	(0.86)%	(0.88)%	0.12%	1.17%	(1.18)%
After expense waiver	(0.80)%	(0.81)%	0.20%	1.20%	(1.00)%

Portfolio turnover rate(6)	2,270%	2,311%	1,876%	2,431%	1,436%

(1)	Inception date of the Fund was September 10, 2012.
(2)	Per share data calculated using the average shares outstanding method.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(5)	Amount rounds to less than $0.01.
(6)	Not annualized for periods less than one year.
(7)	Does not include income and expenses of underlying investment companies in which the Fund invests.
(8)	Annualized for periods less than one year.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements
August 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The ATAC Inflation Rotation Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve absolute positive returns over time.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 10, 2012.  The Fund currently offers one share class, the Investor Class.  Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended August 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended August 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income and expense or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended August 31, 2017, the Fund decreased accumulated net investment loss by $672,812, decreased accumulated net realized gain by $327,237, and decreased paid-in capital by $345,575. These adjustments were due to the Fund’s net operating loss.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2017

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange-Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2017:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$87,129,288	$—	$—	$87,129,288
Short-Term Investment	606,104	—	—	606,104
Total Investments	$87,735,392	$—	$—	$87,735,392

Transfers between Levels are recognized at the end of the reporting period.  During the year ended August 31, 2017, the Fund recognized no transfers between any Levels.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Pension Partners, LLC (“the Adviser”) to furnish investment advisory services to the Fund.  Effective February 1, 2017, the Fund pays the Adviser, for its services, a monthly management fee of 1.25% of the Fund’s average daily net assets up to $500 million, 1.15% of the Fund’s average daily net assets on the next $250 million, 1.05% of the Fund’s average daily net assets on the next $250 million, and 0.95% of the Fund’s average daily net assets in excess of $1 billion. Prior to February 1, 2017, the management fee was 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding leverage, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) based upon the average daily net assets of the Fund do not exceed an annual rate of 1.74%.

Fees waived by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver occurred.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  During the year ended August 31, 2017, the Adviser did not recoup any of the previously waived fees.  Waived fees subject to potential recovery by year of expiration are as follows:

8/31/2018	8/31/2019	8/31/2020
$64,656	$59,221	$50,555

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2017 are disclosed in the Statements of Operations.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2017

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  For the year ended August 31, 2017, the Fund incurred $200,772 for expenses pursuant to the Plan.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Shares sold	885,587	1,602,828
Shares redeemed	(1,183,100)	(1,679,914)
Net decrease in shares outstanding	(297,513)	(77,086)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2017, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$—	$—	$2,103,919,297	$2,139,507,476

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2017, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$1,806,730	$—	$1,806,730	$85,928,662

At August 31, 2017, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Other		Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Gains
$—	$(502,083)	$1,806,730	$1,304,647

As of August 31, 2017, the Fund had no short-term capital loss carryovers. During the year ended August 31, 2017, the Fund utilized $7,529,944 in short-term capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2017

taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  The Fund deferred no short-term post-October losses. The Fund deferred, on a tax-basis, late year ordinary losses of $502,083.

The Fund did not pay a distribution during the years ended August 31, 2016 and 2017.

9.  LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $7,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures, unless renewed on July 26, 2018. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions. The LOC is with the Fund’s custodian U.S. Bank N.A. Interest is charged at the prime rate, which was 4.25% as of August 31, 2017. The interest rate during the period was between 3.50% and 4.25%. The weighted average interest rate paid on outstanding borrowings was 3.89%. The Fund has authorized U.S. Bank N.A. to charge any of the accounts of the Fund for any missed payments.

The Fund also has a LOC with BNP Paribas for investment purposes. The loan is limited to one-third of the total assets (including the amount borrowed) of the Fund. The BNP Paribas LOC does not have an expiration date. Borrowings under this LOC bear interest at the 3-Month LIBOR rate plus 150 basis points, which was 2.82% as of August 31, 2017. The interest rate during the period was between 2.34% and 2.82%. The weighted average interest rate paid on outstanding borrowings was 2.57%.  Collateral for all borrowing with this LOC is held at U.S. Bank N.A. and is part of the Fund’s holdings.

For the year ended August 31, 2017, the Fund’s LOC activity is as follows:

	Average	Amount Outstanding as	Interest	Maximum
LOC Agent	Borrowings	of August 31, 2017	Expense	Borrowing
U.S. Bank N.A.	$98,340	$—	$3,876	$2,497,000
BNP Paribas	15,668,771	—	408,051	26,763,089

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2017, National Financial Services, LLC and Charles Schwab & Co., Inc. held 33.4% and 26.7% of the Fund, respectively.

11.  REDEMPTION FEES

Effective March 6, 2017, the Board of Trustees of Managed Portfolio Series approved the elimination of the 2.00% redemption fee on shares of the Fund that are redeemed within 90 days of purchase.

ATAC INFLATION ROTATION FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of ATAC Inflation Rotation Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ATAC Inflation Rotation Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ATAC Inflation Rotation Fund as of August 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2017

ATAC INFLATION ROTATION FUND

Additional Information (Unaudited)
August 31, 2017

Trustees and Officers

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	35	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W.	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		Baird & Co. Incorporated	(16 Portfolios)
Year of Birth: 1946	and Audit			(2000-2011).	(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).
David A. Massart	Trustee	Indefinite	35	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(16 Portfolios)
Year of Birth: 1967	Committee			Management, Inc.	(2012-Present).
	Chairman			(2005-Present).
David M. Swanson	Trustee	Indefinite	35	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present).	Investment Trust
Year of Birth: 1957				(9 Portfolios)
(2006-Present);
Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	35	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Year of Birth: 1958
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term, Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2002-Present).
Year of Birth: 1957	Executive
Officer

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ATAC INFLATION ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2017

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Year of Birth: 1973	Financial
Officer
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	N/A	Senior Vice President	N/A
615 E. Michigan St.		Term; Since		and Counsel, U.S. Bancorp
Milwaukee, WI 53202		August 2015		Fund Services, LLC
Year of Birth: 1965				(2006-Present).
Thomas A. Bausch, Esq.	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey & Kahn
S.C. (2012-2016).
Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973
Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981
Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

ATAC INFLATION ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-282-2386.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-282-2386.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-282-2386, or (2) on the SEC’s website at www.sec.gov.

ATAC INFLATION ROTATION FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Pension Partners, LLC
453 West 17th St., Suite 2SW
New York, NY 10011

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-282-2386.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended August 31, 2017 and August 31, 2016, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$13,000	$26,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    November 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    November 7, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    November 7, 2017

* Print the name and title of each signing officer under his or her signature.